Exhibit 10.34

DEBT PURCHASE AGREEMENT

THIS AGREEMENTis made as of the 8 day of December, 2011

AMONG:

LONG SIDE VENTURES LLC., a Florida limited liability company having an office for business located at 1800 S. Ocean Dr., PH2 , Hallandale Beach, Florida 33009(“Purchaser”)

AND:

CELINE WANG, an individual with an address 8 Gough Rd, The Peak, Hong Kong, (“Seller”)

WHEREAS:

A.
Seller holds a certain Promissory Note dated June1, 2011 in the principal amount of $55,000 (FIFTYFIVE THOUSAND DOLLARS), (the “Note”), which was issued by Medical Care Technologies Inc., a Nevada corporation (“MDCE” or the Company); and,

B.
Purchaser desires to purchase and acquire and Seller desires to sell, convey, assign and transfer, or cause to be sold, conveyed, assigned and transferred, to Purchaser, the Note pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
THE ACQUISITION

Section 1.1         Purchase and Sale of Note

Seller hereby agrees to sell to Purchaser the principal amount of the Note plus accrued and unpaid interest in exchange for the payment of the Purchase Price on the Closing Dates set forth herein. Interest shall accrue for the benefit of the Seller on that portion of the note for which there has not been a closing, with such accrued and outstanding interest to be purchased by the Buyer from the Seller after such time that the total principal amount has been purchased by the Buyer

Section 1.2         The Purchase Price

In consideration for the transfer of the Note, Purchaser agrees to pay the following to the Seller: (a) $55,000 (FIFTYFIVE THOUSAND DOLLARS) upon execution hereof in immediately available U.S. funds by wire transfer to the following account:

Bank Name:  TD Canada Trust

Account Name: CELINE WANG
Account No.:  #### ### ####
Trans No.:  #####
ABA No.:  026 009 593

SWIFT:  TDOMCATTTOR

Section 1.3         Closing

The Closing shall take place on or before December 9, 2011, at which time Seller shall transfer to Purchaser the Note.

Time shall be of the essence for all dates given under this Agreement.

Section 1.4         Representations and Warranties

The Seller represents and warrants:

a.           that it is not an affiliate of the Company and has not been an affiliate of the Company during the past 90 days;

b.           that Seller lent $55,000 to the Company on June 1, 2011, and entered into the promissory note being the subject hereof.

Section 1.5          Miscellaneous.

This Agreement may be executed in counterparts.

A fully executed faxed or emailed copy of this Agreement shall have the full force and effect of an original of same.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

LONG SIDE VENTURES LLC.		CELINE WANG

By:	/s/ B. Kaplan	By:	/s/ Celine Wang
Name:	B. Kaplan		Celine Wang
Title:	Principal

The Undersigned hereby consent to this Agreement:

MEDICAL CARE TECHNOLOGIES INC.

/s/ Ning C. Wu
Ning C. Wu, President